                                                                 EXHIBIT - 10.30


                                 TRANSCEND(TM)

                              PROGRAM ENROLLMENT TERMS


     These Program Enrollment Terms ("PET") are made by and between WorldCom Network Services, Inc. d/b/a WilTel ("WILTEL") and TeleHub Communications Corp. ("CUSTOMER") and are a part of their agreement for switched services, more particularly identified as TSA# ______ - _____ (the "TSA"). In accordance with the TSA, charges to Customer for Service obtained thereunder shall be subject to the charges and discounts set forth below and the TSA shall be deemed to include all of the terms and conditions set forth herein. The TSA, this PET and the Service Schedule are collectively referred to as the "AGREEMENT".

1. SERVICE TERM:

   [*]. For purposes of this Agreement, (i) if Customer has an existing switched services agreement with a member of the WilTel Group (as defined in Section 5 below), the "EFFECTIVE DATE" will be the 1st day of the month following twenty-one (21) days after this Agreement has been fully executed by both parties and Customer has received a satisfactory credit review and approval from WilTel's Credit Department pursuant to section 6 of the TSA, and all security documentation, if any, required by WilTel has been properly executed and delivered to WilTel (collectively the "CREDIT REVIEW"), and (ii) if Customer does not have an existing switched services agreement with a member of the WilTel Group, the "EFFECTIVE DATE" will be the date this Agreement has been fully executed by both parties and the Credit Review has been completed. WilTel will not be obligated to accept any Service Request under this Agreement if Customer's initial Service Request is (i) not submitted by Customer within thirty (30) days of the date of this PET, and (ii) not subject to a Requested Service Date within ninety (90) days of the Effective Date.

   (B) Within the first ninety (90) days following the Effective Day of this Agreement, Customer may, upon written notice to WilTel, elect to terminate this Agreement without incurring any cancellation liability other than payment for Services provided by WilTel. In such case, as of the first day of the first full billing period following at least thirty (30) days after WilTel receives such notice, Service provided by WilTel under this Agreement will be provided by WilTel on a month to month basis (THE "MODIFIED SERVICE TERM"). Customer's Commitment during the

* Confidential material

   Modified Services Term, will be $0; and Customer's Discount will be the discount applicable to Customer's Monthly Revenue level for the Modified Service Term.

2. RATES: Rates for Services hereunder will be generally comprised of the following charges, if applicable: (i) local exchange company ("LEC") charges (including without limitation, access charges, egress charges, SMS 800 queries, etc.), (ii) domestic transport charges (i.e., transport within the continental United States), (iii) if applicable, Non-Mainland transport charges or International transport charges, and (iv) applicable surcharges (e.g., directory assistance).

   (A)  DOMESTIC TRANSPORT CHARGES.

        (1) "DOMESTIC TRANSPORT CHARGES" are based on the location (i.e., Tier A, Tier B or Tier C) of the originating and terminating local access transport areas ("LATAs") (excluding TRAVEL CARD Service). A list of the LATAs comprising Tier A, Tier B and Tier C LATAs is shown on Schedule "1" attached hereto and incorporated herein by reference which Schedule "1" may be amended from time to time by Wiltel. The Domestic Transport Charge will be assessed on all completed or answered calls and will be based upon the number or originating seconds. Transport Charges will be billed in six-second increments and will be subject to a six-second minimum charge. The Transport Charge for each Tier (the "TIER CHARGE") relative to each Service is shown below:

        (2) The Tier Charges for SWITCHED ACCESS Service and DEDICATED ACCESS Service calls (regardless of jurisdiction or time of day) within the continental United States are shown below. With respect to SWITCHED ACCESS Service and DEDICATED ACCESS Service calls within the continental United States, the Domestic Transport Charge will be comprised of an originating Tier Charge and a Terminating Tier Charge.

                Tier A                  [*]
                Tier B                  [*]
                Tier C                  [*]

        Example: Assume a call originates in a Tier A LATA and terminates in a Tier B LATA. The Transport Charge will be [*] comprised of the originating Tier Charge [*] and the terminating Tier Charge [*].

        With respect to calls from the continental United States to Alaska, Hawaii, Puerto Rico, the United States Virgin

* Confidential material

        Islands and Canada ("NON-MAINLAND"), or to an International location, the Domestic Transport Charge will be comprised of the applicable originating Tier Charge and the terminating Tier Charge which will be deemed to be Tier A. With respect to 800 calls (and 1+ calls from Hawaii only) from a Non-Mainland location to the continental United States, the Domestic Transport Charge will be comprised of the originating Tier Charge which will be deemed to be Tier A and the applicable terminating Tier Charge.

        (3) The Tier Charges for Carrier TERMINATION Service calls (regardless of jurisdiction or time of day) within the continental United States or from the continental United States to an International location are shown below. The Domestic Transport Charge will be comprised of the applicable Tier Charge based on the Tier to which the call is terminated.


                Tier A                  [*]
                Tier B                  [*]
                Tier C                  [*]

        (4) The Tier Charges for Carrier 800 ORIGINATION Service calls (regardless of jurisdiction or time of day) within the continental United States are shown below. The Domestic Transport Charge will be comprised of the applicable Tier Charge based on the Tier from which the call is originated.

                Tier A                  [*]
                Tier B                  [*]
                Tier C                  [*]

        (5) With respect to Directory Assistance calls within the continental United States and to Canada, the Domestic Transport Charge will be comprised of the applicable originating Tier Charge and the terminating Tier Charge which will be deemed to be Tier A.

   (B)  NON-MAINLAND TRANSPORT CHARGES.

        (l) With respect to calls originating in the continental United States and terminating to a Non-Mainland location (including directory assistance calls to Canada), the following "NON-MAINLAND TRANSPORT CHARGES" will apply in addition to any applicable Domestic Transport Charge as described in subsection 2(A) above:


* Confidential material

                                             Non-Mainland
              Non-Mainland Location        Transport Charge
              ---------------------        ----------------
                   Alaska                         [*]
                   Hawaii                         [*]
                   Puerto Rico                    [*]
                   US Virgin Islands              [*]
                   Canada                         [*]


        (2) With respect to 800 calls (and 1+ calls from Hawaii only) originating from a Non-Mainland location and terminating to the continental United States, the following Non-Mainland Transport Charges will apply in addition to any applicable Domestic Transport Charge as described in Subsection 2(A) above:

                                             Non-Mainland
              Non-Mainland Location        Transport Charge
              ---------------------        ----------------
                   Alaska                         [*]
                   Hawaii                         [*]
                   Puerto Rico                    [*]
                   US Virgin Islands              [*]
                   Canada                         [*]


   (C)  INTERNATIONAL TRANSPORT CHARGES.

        (1) Commencing with the Effective Date described in Section 1 above, with respect to calls originating in the continental United States and terminating to an International location (i.e., other than a non-Mainland location), subject to Subpart (2) below, the "INTERNATIONAL TRANSPORT CHARGE" will be deemed to correspond with the [*] level of applicable charges shown on Schedule "2" attached hereto and incorporated herein by reference.

        (2) Subject to modification as described in Subpart (3) below, Customer may elect at any time during the Service Term to designate one of the International Monthly Revenue Levels described on Schedule "2" ("CUSTOMER'S INTERNATIONAL SUB-COMMITMENT") which Customer agrees to maintain on a take-or-pay basis for the remainder of the Service Term ("INTERNATIONAL COMMITMENT PERIOD"). For purposes of this Agreement, the "INTERNATIONAL MONTHLY REVENUE LEVEL" will be comprised of Customer's gross (i.e., prior to the application of discounts) (i) Transport Charges (i.e., Domestic, Non-Mainland and International) associated with a call to an International location (i.e., other than a Non-Mainland location and specifically excluding Mexico and Canada), (ii) LEC Charges, if any, associated with a call to an International location, and (iii) TRAVEL CARD Service charges associated with a call to an International location. In the event Customer selects an International


* Confidential material

        Sub-Commitment, Customer's International Transport Charge will correspond with the applicable charges shown on Schedule "2" based on Customer's International Sub-Commitment.

        (3) At any time during the Service Term of this Agreement, Customer may modify Customer's International Sub-Commitment ("CUSTOMER'S MODIFIED INTERNATIONAL SUB-COMMITMENT") for the remainder of the International Commitment Period by notifying WilTel in writing. Commencing with the first day of the month following at least thirty (30) days after WilTel receives the notice described herein, (i) Customer's Modified International Sub-Commitment will be effective, and (ii) Customer's International Transport Charge will correspond with the applicable charges shown on Schedule "2" based on Customer's Modified International Sub-Commitment.

        (4) In the event Customer does not maintain Customer's International Sub-Commitment (or Customer's Modified International Sub-Commitment, if applicable) in any month during the International Commitment Period, then for those month(s) only, Customer will pay WilTel the difference between Customer's International Sub-Commitment (or Customer's Modified International Sub-Commitment) and Customer's actual International Monthly Revenue Level as defined above (the "INTERNATIONAL DEFICIENCY CHARGE"). The International Deficiency Charge is in addition to the Deficiency Charge described in Subsection 4(B) below, if any, and will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's International Sub-Commitment for the unexpired portion of the International Commitment Period if WilTel terminates this Agreement based on Customer's default.

   (D)  LEC CHARGES.

        (1) "LEC CHARGES" include Access Charges, Egress Charges and SMS 800 queries. "ACCESS CHARGES" and "EGRESS CHARGES" are per minute costs determined by WilTel between the applicable WilTel point of presence and the terminating or originating point, and rated at the applicable end office (NPA-NXX) level using switched tandem access rates and charges (excluding TRAVEL CARD Service). Directory Assistance calls will only be assessed the applicable Access Charge. Customer will also pay WilTel a [*] administrative charge which is assessed on the total of Customer's monthly LEC Charges. The NPA-NXX is generally identified by the end users automated number identification


* Confidential material

        ("ANI"); provided, however, in the event there is not an identified originating ANI, the NPA-NXX will be assigned based on WilTel's originating trunk group. The terminating NPA-NXX will be identified by the dialed number; provided, however, in the event there is not an identified dialed number, the NPA-NXX will be assigned based on WilTel's terminating trunk group.

        (2) The per minute rates utilized by WilTel in determining the applicable Access Charges and Egress Charges are described in the local exchange carrier's ("LECs") applicable tariffs and are exclusive of any discounts based on minute or term commitments. The Access Charges and Egress Charges may include, without limitation, the components and elements described below; provided, however, the terminology with respect to these components and elements may vary among LECs. The Access Charges and egress Charges will be calculated taking into effect whether the call is interstate, intrastate or intraLATA, the direction of the call (i.e., whether originating or terminating), whether the call is premium or nonpremium (if applicable), the mileage, the meet point (if applicable) and the call type (i.e., 1+ or 800). WilTel may also apply any other rating elements which are assessed by the LECs or third parties (e.g., regulatory fee assessments or non-standard LEC access components) whether such charges are based per access line, per business line, per market share, per call, etc. (e.g., the Arkansas Carrier Common Line charge which is assessed by a regulatory body and allocated to the LECs). With respect to those LECs utilizing a "time of day" differential (i.e., Day/Nonday, Day/Evening/Night, etc.), Wiltel will only use the "Day" rate provided by the LECs.

                     Component                      Elements
                     ---------                      --------

                Carrier Common Line               Originating
                                                  Terminating

                End Office                        Local Switching
                                                  Equal Access Recovery
                                                  Information Surcharge

                Local Transport                   Termination
                                                  Tandem Switching
                                                  Facility
                                                  Interconnection

                Entrance Facility                 DS-3 (month-to-month
                                                  electrical)

                                                Multiplexer (3/1 month-to-month)

        (3) The Access Charges and Egress Charges are generally applied on a per minute basis except for (i) the Local Transport Facility charge which is based on minutes and mileage, and (ii) the Entrance Facility rate and Multiplexer rate which are flat monthly rates which are converted by WilTel to a cost per minute basis by dividing the applicable DS-3 flat rate or the multiplexer rate as found in the applicable LEC tariff by [*]. WilTel reserves the right to convert any other flat rates assessed by the LECs into per minute charges. Upon thirty (30) days' prior written notice, WilTel may also charge Customer for other charges it is assessed by any LEC or the SMS 800 database administrator for 800 number service (e.g., National Exchange Carrier Association (NECA) charges, etc.).

        Example: Assume the applicable LEC tariffed rate (1) for entrance facility charges is [*] per DS-3, and (ii) for muxing is [*] per 3/1 mux. The Entrance Facility rate will be [*] [*] and the Multiplexer rate will be [*] [*].

        (4) Access Charges will commence when the call is originated and will end when the call is disconnected. Customer will be assessed Access Charges even if a call is not completed. Egress Charges will commence when the call is answered and will end when the call is disconnected. Access Charges and Egress Charges will not apply with respect to dedicated access originations or terminations, respectively.

   (E)  TRANSCENDS(TM) MANAGER.

        WilTel agrees to provide Customer, at no cost to Customer, a windows-based software program entitled "TRANSCEND(TM) MANAGER" which will include, among other things, the "Transcend(TM) Database" (as described herein) and various management reports. The "TRANSCEND(TM) DATABASE" will contain the applicable Access Charges and Egress Charges determined by WilTel at each LEC end office. The Database will be updated periodically to take into account any tariff changes by the various LECs ("TARIFF CHANGES"). Tariff Changes received by WilTel on or before the fifteenth (15th) day of a month and effective as of the first day of the following month or thereafter, will be incorporated into the Transcends(TM) Database by the first day of the month following WilTel's receipt thereof or the date such Tariff Changes are


* Confidential material
        effective, whichever is later.

   (F)  DIRECTORY ASSISTANCE SURCHARGE:

        Directory assistance calls in the continental United States will be assessed a surcharge of [*] in addition to any applicable Domestic Transport Charge as described in Subsection 2(A) above. Directory assistance calls to Canada will be assessed a surcharge of [*] in addition to any applicable Domestic Transport Charge as described in Subsection 2(A) above and the applicable Non-Mainland Transport Charge as described in Subsection 2(B) above.

   (G)  TRAVEL CARD SERVICE RATES:

        (1) Basic Interstate TRAVEL CARD Service Rates Per Minutes: [*] Day, [*] Nonday.

        (2) Basic Intrastate TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]: SEE ATTACHED INTRASTATE SWITCHED ACCESS RATE SCHEDULE FOR BASIC TRAVEL CARD SERVICE.

        (3) International TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]: SEE ATTACHED INTERNATIONAL SWITCHED ACCESS RATE SCHEDULE FOR BASIC TRAVEL CARD SERVICE. International TRAVEL CARD Service calls from the domestic United States to International locations (other than Canada) are subject to a surcharge of [*] per call.

        (4) TRAVEL CARD Service Rates Per Minute from the domestic United States to Canada [NOT SUBJECT TO DISCOUNT]: [*] Day, [*] Nonday. TRAVEL CARD Service calls from the domestic United States to Canada are subject to a surcharge of [*] per call.

        (5) TRAVEL CARD Service Rates Per Minute from Canada to the domestic United States [NOT SUBJECT TO DISCOUNT]: [*] Day, [*] Nonday. TRAVEL CARD Service calls from Canada to the domestic United States are subject to a surcharge of [*] per call.

        (6) Enhanced TRAVEL CARD Service Pricing [NOT SUBJECT TO DISCOUNT]:
        Enhanced features to the TRAVEL CARD Service are available as described in the attached schedule for Enhanced TRAVEL CARD Service Pricing.

        (7) TRAVEL CARD Service Discount Schedule:


* Confidential material

                                  SERVICE TERM


          Monthly Revenue Level(s)     MTH    1-YR    2-YR    3-YR
          ------------------------     ---    ----    ----    ----

                    [*]                [*]     [*]     [*]     [*]

                    [*]                [*]     [*]     [*]     [*]

                    [*]                [*]     [*]     [*]     [*]

                    [*]                [*]     [*]     [*]     [*]

                    [*]                [*]     [*]     [*]     [*]



                    (a) As defined in Subsection 3(A) above.

        (8) If Customer's Commitment as described herein is at least [*], the percentages shown in the TRAVEL CARD Service Discount Schedule above will be increased by [*]; if Customer's Commitment as described herein is at least [*], the percentages shown in the TRAVEL CARD Service Discount Schedule above will be increased by [*]; if Customer's Commitment as described herein is at least [*], the percentages shown in the TRAVEL CARD Service Discount Schedule above will be increased by [*]; if Customer's Commitment as described herein is at least [*], the percentages shown in the TRAVEL CARD Service Discount Schedule above will be increased by [*].

   3.   DISCOUNTS:

        (A) For purposes of this Agreement, Customer "MONTHLY REVENUE LEVEL" will be comprised of Customer's gross (i.e., prior to the application of any discounts) (i) Transport Charges (i.e., Domestic, Non-Mainland and International); (ii) LEC charges; (iii) Directory Assistance surcharges; and, (iv) TRAVEL CARD Service charges. Customer's Monthly Revenue Level will not include any pro rata charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as monthly recurring private line interexchange service charges or the switched service charges specifically mentioned in this Subsection (A).

        (B) Commencing with the Effective Date and continuing through the end of the Service Term (the "COMMITMENT PERIOD"), Customer


* Confidential material
        will receive the applicable discount percentage (the "DISCOUNT") as determined by the applicable Discount Schedules shown in Subsections (C) and (D) below. The Discount will only be applied to Customer's Domestic Transport Charges as described in Subsection 2(A) above and Customer's Non-Mainland Transport Charges to Non-Mainland locations (excluding Canada). The Discount will be determined by dividing the number of months in the Service Term divided by twelve (12). If such number is equal to or greater than one (1) but less than two (2), the One-Year Discount percentages will apply; if such number is equal to or greater than two (2) but less than three (3), the Two-Year Discount percentages will apply; and, if such number is equal to or greater than three (3), the Three-Year Discount percentages will apply. Customer will automatically receive the next higher discount when Customer's eligible Monthly Revenue Level reaches the next level.

   (C) DISCOUNT SCHEDULE - TERMINATION Service, 800 ORIGINATION Service, SWITCHED ACCESS Service and DEDICATED ACCESS Service to Non-Mainland locations only (excluding Canada).


          Monthly Revenue Level       MTH       l-Yr    2-Yr       3-Yr
          ---------------------       ----      ----    ----       ----
                  [*]*                 [*]       [*]     [*]        [*]
                  [*]                  [*]       [*]     [*]        [*]
                  [*]                  [*]       [*]     [*]        [*]
                  [*]                  [*]       [*]     [*]        [*]
                  [*]                  [*]       [*]     [*]        [*]
                  [*]                  [*]       [*]     [*]        [*]
                  [*]                  [*]       [*]     [*]        [*]


        *Requires at least one (1) DS-1 circuit comprising a Service Interconnection as defined in the Service Schedule with respect to TERMINATION Service and/or 800 ORIGINATION Service.

* Confidential material

   (D) DISCOUNT SCHEDULE - SWITCHED ACCESS Service and DEDICATED ACCESS Service (1+ and 800) within the continental United States.


              Monthly Revenue Level         MTH      1-Yr       2-Yr      3-Yr
             ----------------------        -----     -----     ------     -----
                      [*]*                  [*]       [*]        [*]       [*]
                      [*]                   [*]       [*]        [*]       [*]
                      [*]                   [*]       [*]        [*]       [*]
                      [*]                   [*]       [*]        [*]       [*]
                      [*]                   [*]       [*]        [*]       [*]
                      [*]                   [*]       [*]        [*]       [*]
                      [*]                   [*]       [*]        [*]       [*]


        *Requires a minimum of one (1) DS-1 circuit comprising a Service Interconnection as defined in the Service Schedule with respect to TERMINATION Service and/or 800 ORIGINATION Service.

        (E) If Customer's Minimum Commitment (as described in Section 4 below) is at least the amount shown in the Schedule below, all of the respective percentages in the applicable Discount Schedules (depending on the Service Term selected by Customer) will be increased by the respective amounts shown below. Customer will receive the percentage shown in the Discount Schedule associated with Customer's Minimum Commitment and Service Term commencing with the Effective Date regardless of Customer's actual Monthly Revenue Level.


             (1) DISCOUNT SCHEDULE - TERMINATION Service, 800 ORIGINATION
                 Service, SWITCHED ACCESS Service and DEDICATED ACCESS Service to Non-Mainland locations only (excluding Canada).

                          Minimum           Increase In
                         Commitment           Discount
                         ----------         -----------

                            [*]                 [*]
                            [*]                 [*]
                            [*]                 [*]
                            [*]                 [*]
                            [*]                 [*]
                            [*]                 [*]


             (2) DISCOUNT SCHEDULE - SWITCHED ACCESS Service and DEDICATED
                 ACCESS Service (1+ and 800).


                          Minimum           Increase In
                         Commitment           Discount
                         ----------         -----------

                            [*]                 [*]
                            [*]                 [*]
                            [*]                 [*]
                            [*]                 [*]
                            [*]                 [*]
                            [*]                 [*]

* Confidential material

        Example: Customer's Commitment as described in Section 4 below is [*] for a 3-Yr Service Term. Customer's Discount percentage for the Services described in Subsection (C) above will be [*] and Customer's Discount percentage for the Services described in Subsection (D) above will be [*]. If Customer's actual Monthly Revenue Level is [*], Customer's Discount percentage for the Services described in Subsection (C) above will be [*] [*] and Customer's Discount percentage for the Services described in Subsection (D) above will be [*] [*].

        (F) During the Service Term of the Agreement, accumulated credits derived from the applicable Discounts will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to those charges as described in Subsection 3(B) above for the preceding month (THE "DISCOUNT PERIOD"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

        (G) Each Discount will result in the application of a credit obtained during the Discount Period to the WilTel invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, provided Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall result in no credit for the Discount Period in question.

   4.   CUSTOMER'S COMMITMENT/DEFICIENCY CHARGE:

        (A) Commencing with the first day of the [*] month following the Effective Date and continuing for a period of [*] months thereafter (the "FIRST CHECKPOINT PERIOD"), Customer agrees to maintain Monthly Revenue as defined in Subsection 3(A) above of at least [*] ("CUSTOMER'S FIRST CHECKPOINT AMOUNT").

        (B) Commencing with the first day of the [*] month following the Effective Date and continuing for a period of [*] months thereafter (the "SECOND CHECKPOINT PERIOD"), customer agrees to maintain Monthly Revenue as defined in Subsection 3(A) above of at least [*] ("CUSTOMER'S CHECKPOINT AMOUNT").

        (C) Commencing with the first day of the [*] month following the Effective Date and continuing for a period of [*] months thereafter (the "THIRD CHECKPOINT PERIOD"), Customer

* Confidential material
        agrees to maintain Monthly Revenue as defined in Subsection 3(A) above of at least [*] ("CUSTOMER'S THIRD CHECKPOINT AMOUNT").

        (D) In the event Customer does not maintain Monthly Revenue of at least the amounts shown in any month during the First Checkpoint Period, the Second Checkpoint Period or the Third Checkpoint Period, (collectively THE "CHECKPOINT PERIODS") as the case may be, for the remainder of the Checkpoint Periods Customer will receive discounts applicable to Customers actual Monthly Revenue for the month in question.

        (E) Commencing as of the first day of the [*] month following the Effective Date and continuing through the remainder of the Service Term and any extension thereto, (the "COMMITMENT PERIOD"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue as defined in Subsection 3(A) above of at least [*] ("CUSTOMER'S COMMITMENT").

        (F) In the event Customer does not maintain Customers Commitment in any month during the Commitment Period, then for those month(s) only, Customer will pay WilTel the difference between Customer's applicable Commitment and Customer's actual Monthly Revenue as described in Section 3 (the "DEFICIENCY CHARGE"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Commitment for the unexpired portion of the Service Term, if (i) Customer cancels all circuits comprising all Service Interconnections as described in the Service Schedules, or (ii) WilTel terminates this Agreement based on Customer's default.

   5. OTHER AGREEMENTS: In consideration of the rates and discounts offered hereunder to Customer as well as the unique and special pricing elements, Customer acknowledges and agrees that this Agreement and the Services described herein may not be combined with any other products or services offered by WilTel, WilTel's parent company or WilTel's affiliates. Therefore, Customer acknowledges and agrees that:

        (A) As of the Effective Date of this Agreement, (i) all switched telecommunications services ("EXISTING SERVICES") offered by WilTel (formerly WilTel, Inc.), WilTel's parent company, WorldCom, Inc. (formerly LDDS Communications, Inc.) or any of WilTel's affiliates, including without limitation, IDB Worldcom Services, Inc. (hereinafter referred to as the "WilTel Group"), which are currently being provided Customer (which for purposes of this Section 5 will include Customer's parent company, Customer's subsidiaries and any other entities under common


* Confidential material
        control with Customer; hereinafter referred to as the "CUSTOMER GROUP") pursuant to existing service agreements ("EXISTING AGREEMENTS) will be canceled and no longer in force or effect except for charges or credits due for Existing Services rendered as of the Effective Date of this Agreement and provisions intended to survive termination, such as limitation of liability, indemnification and confidentiality, and (ii) all Existing Services provided a member of the Customer Group by a member of the WilTel Group will be provisioned under the terms and conditions of this Agreement. Simultaneous with the execution of this Agreement, if applicable, Customer shall cause all members of the Customer Group to agree to the cancellation of such Existing Agreements and the provision of Existing Services under the terms and conditions of this Agreement and Customer agrees to provide WilTel with reasonable documentation evidencing such agreement.

        (B) If Customer acquires or merges or combines with a third party after the Effective Date of this Agreement, and such third party has existing agreements(s) with a member of the WilTel Group (collectively referred to as the "THIRD PARTY AGREEMENTS") for the provision of switched telecommunications services ("THIRD PARTY EXISTING SERVICES"), then ninety (90) days following the date of such acquisition, merger or combination (or such earlier date contained in a written notice from Customer to WILTEL) (the "TRANSFER DATE"), (i) the Third Party Agreements will be canceled and no longer in force or effect except for commitments, if any, contained in such Third Party Agreements and charges and credits due for Services rendered prior to the Transfer Date, (ii) Third Party Existing Services will be provisioned under this Agreement, and (iii) the aggregate commitment(s) (e.g., revenue, volume, minute, etc.) remaining under such Third Party Agreements, if any, shall be added on a pro rata basis to the commitment(s), if any, existing under this Agreement. Simultaneous with the closing of such acquisition, combination or merger, Customer will cause such third party and all of its affiliates who are parties to such Third Party Agreements, to agree to the cancellation of such Third Party Agreements and the provision of Third Party Existing Services under the terms and conditions of this Agreement and Customer agrees to provide WitTel with reasonable documentation evidencing such agreement.

        Example: Assume (1) Customer's Commitment as described in Subsection 4(A) above is [*], (ii) there are [*] months remaining in the Service Term of this Agreement, and (iii) Customer acquires a third party who has an existing switched telecommunications services agreement with a member of the WilTel Group which contains a minimum monthly revenue commitment of [*] and has [*] months remaining in the term of such agreement. Customer's "new" Commitment as described

* Confidential material
        in Subsection 4(A) will be [*] for the remaining [*] months in the Service Term determined as follows:

        [*]
        [*]

        IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THESE PROGRAM ENROLLMENT TERMS ON THE DATE FIRST WRITTEN ABOVE.


   WORLDCOM NETWORK SERVICES, INC.         TELEHUB COMMUNICATIONS CORP.
   d/b/a WilTel

    BY:                                    BY: /s/GEORGE R. CROSS (Dick)
       ----------------------------------     ------------------------------
       (SIGNATURE)                            (SIGNATURE)
                                              GEORGE R. CROSS (Dick)
       ----------------------------------     ------------------------------
       (Print Name)                           (Print Name)
                                              V.P. Sales/Mkting
       ----------------------------------     ------------------------------
       (Title)                                 (Title)
                                              8/8/97
       ----------------------------------     ------------------------------
       (Date)                                 (Date)


* Confidential material